List of Subsidiaries	Exhibit 21

Name	State

Corporations:
Jackson Place Manager, Inc.	Delaware
Parkway 233 North Michigan Manager, Inc.	Delaware
Parkway One Capital Manager, Inc.	Delaware
Parkway Orlando Manager, Inc.	Delaware
Parkway Properties General Partners, Inc.	Delaware

Partnerships:
111 Capitol Building Limited Partnership	Mississippi
111 East Wacker LLC	Delaware
Bullard Road Building LLC	Delaware
Chicago OfficeInvest LLC	Delaware
Eola Office Partners, LLC	Florida
Eola Capital, LLC (d/b/a Parkway Realty Services)	Florida
Eola Capital Asset MGT, LLC	Delaware
Eola Capital Investors, LLC	Delaware
Eola Capital NC, LLC	North Carolina
Eola TRS, LLC	Delaware
Jackson Place LLC	Delaware
Moore Building Associates LP	Delaware
Moore Garage LLC	Delaware
Offices at Two Liberty Place, LP	Delaware
Parkway 2100 Ross LLC	Delaware
Parkway 214 N. Tryon, LLC	Delaware
Parkway 233 North Michigan LLC	Delaware
Parkway 525 N. Tryon, LLC	Delaware
Parkway 550 South Caldwell, LLC	Delaware
Parkway Chicago LLC	Delaware
Parkway Jackson LLC	Mississippi
Parkway JHLIC LP	Delaware
Parkway Lamar LLC	Mississippi
Parkway Moore LLC	Delaware
Parkway One Capital LLC	Delaware
Parkway One Capital City Plaza LLC	Delaware
Parkway Orlando LLC	Delaware
Parkway Properties LP	Delaware
Parkway Properties Office Fund LP	Delaware

Name	State
Parkway Properties Office Fund II LP	Delaware
Parkway Realty Services LLC	Delaware
Parkway Realty Services of Illinois LLC	Delaware
Parkway Tower Place 200, LLC	Delaware
Parkway Westshore, LLC	Delaware
Pinnacle Place LLC	Delaware
PKY Fund LLC	Delaware
PKY 222 S. Mill, LLC	Delaware
PKY 3200 SW Freeway, LLC	Delaware
PPOF II LLC	Delaware
Parkway Hancock Texas Manager, LLC	Delaware
Parkway Hancock Texas, LLC	Delaware
Parkway Fund II Austin I, LLC	Delaware
PKY Fund II Atlanta I, LLC	Delaware
PKY Fund II Charlotte I, LLC	Delaware
PKY Fund II Smyrna I, LLC	Delaware
PKY Fund II Buckhead, LLC	Delaware
PKY Fund II Jacksonville I, LLC	Delaware
PKY Fund II Tampa I, LLC	Delaware
PKY Fund II Tampa II, LLC	Delaware
PKY Fund II Tampa III, LLC	Delaware
PKY Fund II Atlanta II, LLC	Delaware
PKY Fund II Orlando I, LLC	Delaware
PKY Fund II Philadelphia GP, LLC	Delaware
PKY Fund II Philadelphia I, LP	Delaware
PKY Fund II Phoenix I, LLC	Delaware
PKY Fund II Phoenix II, LLC	Delaware
PKY Fund II Phoenix III, LLC	Delaware
PKY Fund II Phoenix IV, LLC	Delaware
PKY Fund II Phoenix V, LLC	Delaware
Two Liberty Place, LP	Delaware